Exhibit 99.2

CHARAH SOLUTIONS, INC.

Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial information and related notes are based upon and should be read in conjunction with the historical consolidated financial statements and related notes of Charah Solutions, Inc. (the “Company”) included in the Company’s Form 10-Q for the period ended September 30, 2020 and Form 10-K for the year ended December 31, 2019.

On November 19, 2020, the Company announced that it had entered into a definitive agreement (the “Purchase Agreement”) to sell its subsidiary, Allied Power Holdings LLC, (“Allied”) to Allied Group Intermediate Holdings, LLC, an affiliate of Bernhard Capital Management LP, the majority shareholder of the Company, in an all-cash deal for $40 million to be paid at closing, subject to adjustment for working capital and certain other adjustments as set forth in the Purchase Agreement (the “Transaction”). The Transaction is effective immediately. This Transaction will be treated as a sale to an entity under common control with the net proceeds recognized as a contribution to equity.

The unaudited pro forma condensed consolidated balance sheet presents the financial position of the Company as if the Transaction was consummated on September 30, 2020.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2020, the years ended December 31, 2019 and 2018, and the period from January 13, 2017 through December 31, 2017 give effect to the Transaction as if it were consummated upon Allied’s formation in May 2017.

The unaudited pro forma condensed consolidated financial information has been prepared based upon currently available information and assumptions that are deemed appropriate by the Company’s management. The pro forma information is for informational purposes only and is not intended to be indicative of what actual results would have been, nor does such data purport to represent the consolidated financial results of the Company for future periods. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial information of the Company are prepared in accordance with Article 11 of Regulation S-X.

CHARAH SOLUTIONS, INC.

Pro Forma Condensed Consolidated Balance Sheet

as of September 30, 2020

(in thousands, except par value amounts)

(Unaudited)

	(a)	Pro Forma
	As Reported	Adjustments		Pro Forma
Assets
Current assets:
Cash	$30,006	$(93	)(b)	$29,913
Restricted cash	9,161	(240	)(b)	8,921
Trade accounts receivable, net	66,422	(25,493	)(b)	40,929
Receivable from affiliates	94	—		94
Contract assets	17,216	—		17,216
Inventory	9,234	—		9,234
Income tax receivable	650	—		650
Prepaid expenses and other current assets	7,445	(1,555	)(b)	5,890

Total current assets	140,228	(27,381)		112,847
Property and equipment, net	64,769	(1,237	)(b)	63,532
Goodwill	74,213	(7,595	)(h)	66,618
Intangible assets, net	86,106	—		86,106
Equity method investments	5,095	—		5,095
Other assets	1,157	—		1,157

Total assets	$371,568	$(36,213)		$335,355

Liabilities, mezzanine equity and stockholders’ equity
Current liabilities:
Accounts payable	22,414	(5,294	)(b)	17,120
Contract liabilities	12,061	—		12,061
Notes payable, current maturities	37,873	(9,721	)(g)	28,152
Asset retirement obligation, current portion	2,921	—		2,921
Accrued liabilities	45,023	(24,767	)(b)	20,256
Other current liabilities	1,021	—		1,021

Total current liabilities	121,313	(39,782)		81,531
Deferred tax liabilities	2,214	—		2,214
Contingent payments for acquisitions	11,624	—		11,624
Asset retirement obligation	4,026	—		4,026
Line of credit	25,667	(8,128	)(g)	17,539
Notes payable, less current maturities	148,986	(20,079	)(g)	128,707
Other liabilities	1,000	—		1,000

Total liabilities	314,830	(68,189)		246,641
Mezzanine equity
Series A Preferred Stock — $0.01 par value; 50 shares authorized, 26 shares issued and outstanding as of September 30, 2020; aggregate liquidation preference of $27,878 as of September 30, 2020	25,536	—		25,536
Stockholders’ equity
Retained losses	(55,004)	—		(55,004)
Common Stock — $0.01 par value; 200,000 shares authorized, 29,986, 29,624, and 29,083 shares issued and outstanding as of September 30, 2020, December 31, 2019, and December 31, 2018, respectively	300	—		300
Additional paid-in capital	84,970	31,976	(i)	116,946

Total stockholders’ equity	30,266	31,976		62,242
Non-controlling interest	936	—		936

Total equity	31,202	31,976		63,178

Total liabilities, mezzanine equity and stockholders’ equity	$371,568	$(36,213)		$335,355

See accompanying notes to unaudited pro forma condensed consolidated financial information.

CHARAH SOLUTIONS, INC.

Pro Forma Condensed Consolidated Statement of Operations

for the Nine Months Ended September 30, 2020

(in thousands, except per share data)

(Unaudited)

	(a)	Pro Forma
	As Reported	Adjustments		Pro Forma
Revenue	$416,491	$249,795	(c)	$166,696
Cost of sales	382,917	234,656	(c)	148,261

Gross profit	33,574	15,139		18,435
General and administrative expenses	27,246	5,878	(c)	21,368
Impairment expense	6,399	—		6,399

Operating (loss) income	(71)	9,261		(9,332)
Interest expense, net	(12,787)	(2,745	)(j)	(10,042)
Loss on extinguishment of debt	(8,603)	—		(8,603)
Income from equity method investment	1,247	—		1,247

(Loss) income before income taxes	(20,214)	6,516		(26,730)
Income tax expense	608	—	(d)	608

Net (loss) income	(20,822)	6,516		(27,338)
Less income attributable to non-controlling interest	1,180	—		1,180

Net (loss) income attributable to Charah Solutions, Inc.	(22,002)	6,516		(28,518)
Deemed and imputed dividends on Series A Preferred Stock	(314)	—		(314)
Series A Preferred Stock dividends	(1,846)	—		(1,846)

Net (loss) income attributable to common stockholders	$(24,162)	$6,516		$(30,678)

Loss per common share:
Basic	$(0.81)			$(1.03)
Diluted	$(0.81)			$(1.03)
Weighted-average shares outstanding:
Basic	29,853			29,853
Diluted	29,853			29,853

See accompanying notes to unaudited pro forma condensed consolidated financial information.

CHARAH SOLUTIONS, INC.

Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended December 31, 2019

(in thousands, except per share data)

(Unaudited)

	(a)	Pro Forma
	As Reported	Adjustments		Pro Forma
Revenue	$554,868	$310,207	(c)	$244,661
Cost of sales	514,492	291,106	(c)	223,386

Gross profit	40,376	19,101		21,275
General and administrative expenses	60,870	8,135	(c)	52,735

Operating (loss) income	(20,494)	10,966		(31,460)
Interest expense, net	(16,835)	(2,211	)(j)	(14,624)
Income from equity method investment	2,295	—		2,295

(Loss) income before income taxes	(35,034)	8,755		(43,789)
Income tax expense	4,190	2,303	(e)	1,887

Net loss	(39,224)	6,452		(45,676)
Less income attributable to non-controlling interest	2,834	—		2,834

Net (loss) income attributable to Charah Solutions, Inc.	$(42,058)	$6,452		$(48,510)

Loss per common share:
Basic	$(1.43)			$(1.64)
Diluted	$(1.43)			$(1.64)
Weighted-average shares outstanding:
Basic	29,495			29,495
Diluted	29,495			29,495

See accompanying notes to unaudited pro forma condensed consolidated financial information.

CHARAH SOLUTIONS, INC.

Pro Forma Condensed Consolidated Statement of Operations

for the Year Ended December 31, 2018

(in thousands, except per share data)

(Unaudited)

	(a)	Pro Forma
	As Reported	Adjustments		Pro Forma
Revenue	$740,462	$339,575	(c)	$400,887
Cost of sales	642,734	322,888	(c)	319,846

Gross profit	97,728	16,687		81,041
General and administrative expenses	76,752	41,460	(c)	35,292

Operating income (loss)	20,976	(24,773)		45,749
Interest expense, net	(32,226)	(1,944	)(j)	(30,282)
Income from equity method investment	2,407	—		2,407

(Loss) income before income taxes	(8,843)	(26,717)		17,874
Income tax (benefit) expense	(2,427)	(7,027	)(e)	4,600

Net (loss) income	(6,416)	(19,690)		13,274
Less income attributable to non-controlling interest	2,486	—		2,486

Net (loss) income attributable to Charah Solutions, Inc.	$(8,902)	$(19,690)		$10,788

(Loss) earnings per common share:
Basic	$(0.33)			$0.41
Diluted	$(0.33)			$0.39
Weighted-average shares outstanding:
Basic	26,610			26,610
Diluted	26,610			27,630

See accompanying notes to unaudited pro forma condensed consolidated financial information.

CHARAH SOLUTIONS, INC.

Pro Forma Condensed Consolidated Statement of Operations

for the Period from January 13, 2017 through December 31, 2017

(in thousands, except per share data)

(Unaudited)

	(a)	Pro Forma
	As Reported	Adjustments		Pro Forma
Revenue	$421,239	$136,229	(c)	$285,010
Cost of sales	338,908	131,336	(c)	207,572

Gross profit	82,331	4,893		77,438
General and administrative expenses	48,495	18,869	(c)	29,626

Operating income (loss)	33,836	(13,976)		47,812
Interest expense, net	(14,146)	(3,127	)(j)	(11,019)
Income from equity method investment	816	—		816

Income (loss) before income taxes	20,506	(17,103)		37,609
Income tax expense	—	—	(f)	—

Net income (loss)	20,506	(17,103)		37,609
Less income attributable to non-controlling interest	2,190	—		2,190

Net income (loss) attributable to Charah Solutions, Inc.	$18,316	$(17,103)		$35,419

Earnings per common share:
Basic	$0.77			$1.49
Diluted	$0.75			$1.44
Weighted-average shares outstanding:
Basic	23,710			23,710
Diluted	24,532			24,532

See accompanying notes to unaudited pro forma condensed consolidated financial information.

CHARAH SOLUTIONS, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

The following is a summary of the pro forma adjustments reflected in the unaudited pro forma condensed consolidated financial information:

(a)	As reported financial information for the Company has been derived from historical financial statements previously filed with the Securities and Exchange Commission.

(b)	Represents the elimination of the assets and liabilities of the Allied business.

(c)	Represents the elimination of revenue and operating expenses of the Allied business.

(d)	No income tax expense was attributed to Allied due to the Company’s valuation allowance.

(e)	Income tax expense (benefit) was attributed to Allied using the federal and state statutory income tax rate of 26.3%.

(f)	No income tax expense was attributed to Allied due to the Company’s status as a non-taxable entity.

(g)	Debt balances are adjusted to give effect to the Transaction as follows:

Gross Proceeds	$40,000
Less: Estimated closing costs	1,872

Net proceeds	38,128
Less: Proceeds applied to current maturities of notes payable	9,721
Less: Proceeds applied to non-current maturities of notes payable	20,279

Proceeds applied to line of credit	$8,128

(h)	Represents the allocation of the Maintenance & Technical Services reporting unit’s goodwill to Allied based on its relative fair value in proportion to the reporting unit’s fair value.

(i)

Represents the estimated pro forma “contribution” from the sale of the Allied business assuming net proceeds of $38,128, less Allied net assets, as this Transaction will be treated as a contribution to equity since the sale of Allied is to an entity under common control. Note, this estimate may not be indicative of the actual contribution to equity from the Transaction as there could be material changes to the financial position of Allied and the related working capital through the post-closing adjustments.

(j)	Represents the allocation of interest expense, net to Allied due to a requirement in our Credit Agreement that the net cash proceeds from this Transaction be utilized to reduce our debt.